UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
6.25% Notes due 2027	HTFC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant's Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On September 2, 2026 (the “2026 Amendment Date”), Horizon Funding II, LLC (the “Issuer”), a Delaware limited liability company and wholly owned subsidiary of Horizon Technology Finance Corporation (the “Company”), executed that certain Second Supplemental Indenture by and among the Issuer and U.S. Bank Trust Company, National Association (the “Trustee”) (the “Second Supplemental Indenture”), which amended that certain Indenture by and among the Issuer, the Trustee and U.S. Bank National Association (“U.S. Bank”), dated as of June 21, 2024, as previously amended by the First Supplemental Indenture, dated as of May 23, 2025 (the “Indenture”). The Second Supplemental Indenture extended the “Legal Final Payment Date” to December 10, 2035. Concurrently, the Issuer entered into that certain Second Amended and Restated Note Funding Agreement by and among the Issuer and the initial purchasers (the “Second A&R Note Funding Agreement”), which amended and restated in its entirety the Amended and Restated Note Funding Agreement, dated as of May 23, 2025. In addition, on September 2, 2026, the Company entered into that certain Amendment No. 2 to Sale and Servicing Agreement by and among the Issuer, the Company, the Trustee and U.S. Bank (the “Amendment No. 2”), which further amended that certain Sale and Servicing Agreement by and among the Issuer, the Company, the Trustee and U.S. Bank, dated as of June 21, 2024, as previously amended by Amendment No. 1 to the Sale and Servicing Agreement (the “Sale and Servicing Agreement”).

The description of the documentation related to the Second A&R Note Funding Agreement, the Amendment No. 2 and the Second Supplemental Indenture contained in this Current Report on Form 8-K is only a summary of the material terms of the Second A&R Note Funding Agreement, the Amendment No. 2 and the Second Supplemental Indenture and is qualified in its entirety by the terms of the Second A&R Note Funding Agreement, the Amendment No. 2 and the Second Supplemental Indenture filed as exhibits hereto, which is incorporated herein by reference.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1
Indenture, dated as of June 21, 2024, by and among Horizon Funding II, LLC, the issuer, U.S. Bank Trust Company, National Association, the trustee, and U.S. Bank National Association, as the securities intermediary (Incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on June 24, 2024)

10.2
First Supplemental Indenture, dated as of May 23, 2025, by and among Horizon Funding II, LLC, the issuer, and U.S. Bank Trust Company, National Association, the trustee (Incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on May 27, 2025)

10.3	Second Supplemental Indenture, dated as of September 2, 2026, by and among Horizon Funding II, LLC, the issuer, and U.S. Bank Trust Company, National Association, the trustee

10.4
Amended and Restated Note Funding Agreement, dated as of May 23, 2025, by and among Horizon Funding II, LLC, the issuer, and the Initial Purchasers (as defined therein) (Incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed on May 27, 2025)

10.5	Second Amended and Restated Note Funding Agreement, dated as of September 2, 2026, by and among Horizon Funding II, LLC, the issuer, and the Initial Purchasers (as defined therein)

10.6
Sale and Servicing Agreement, dated as of June 21, 2024, by and among Horizon Funding II, LLC, the issuer, Horizon Technology Finance Corporation, the seller, originator and servicer, U.S. Bank Trust Company, National Association, the trustee, and U.S. Bank National Association, the backup servicer, custodian, lockbox bank and securities intermediary (Incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed on June 24, 2024)

10.7
Amendment No. 1 to Sale and Servicing Agreement, dated as of May 23, 2025, by and among Horizon Funding II, LLC, the issuer, Horizon Technology Finance Corporation, the seller, originator and servicer, U.S. Bank Trust Company, National Association, the trustee, and U.S. Bank National Association, the backup servicer, custodian, lockbox and securities intermediary (Incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K, filed on May 27, 2025)

10.8
Amendment No. 2 to Sale and Servicing Agreement, dated as of September 2, 2026, by and among Horizon Funding II, LLC, the issuer, Horizon Technology Finance Corporation, the seller, originator and servicer, U.S. Bank Trust Company, National Association, the trustee, and U.S. Bank National Association, the backup servicer, custodian, lockbox and securities intermediary

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2026	HORIZON TECHNOLOGY FINANCE CORPORATION
	By:	/s/ Michael P. Balkin
Michael P. Balkin
Chief Executive Officer